90007-P2 04/24

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED APRIL 1, 2024

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

CLEARBRIDGE VALUE FUND (THE “FUND”)

EACH DATED MARCH 1, 2024

Effective April 1, 2024, the following information supplements the Fund’s Summary Prospectus and Prospectus:

At the special meeting of shareholders of the Fund held on April 1, 2024, shareholders approved the proposals to approve: (1) a new management agreement with Franklin Templeton Fund Adviser, LLC (“FTFA”) whereby FTFA will provide overall management and administrative services to the Fund; (2) a new subadvisory agreement between FTFA and ClearBridge Investments, LLC (“ClearBridge”) whereby ClearBridge will provide day-to-day portfolio management services to the Fund as a subadviser to the Fund; (3) a new cash management subadvisory agreement between FTFA and Western Asset Management Company, LLC (“Western Asset”) whereby Western Asset will provide cash management services to the Fund with respect to those assets that are allocated to Western Asset; (4) changes to the Fund’s fundamental investment policies relating to borrowing money, underwriting, lending, issuing senior securities, real estate, commodities, and concentration; and (5) an authorization for the Fund to rely on a “Manager of Managers” exemptive order, which would allow the Fund’s manager to appoint affiliated and unaffiliated subadvisers to provide subadvisory services to the Fund, without a shareholder vote, but subject to the approval of the Fund’s Board of Trustees.

As a result, effective April 1, 2024, the following changes are made to the Fund’s Summary Prospectus and Prospectus.

I.	The following text replaces any information to the contrary in the section of the Fund’s Summary Prospectus and prospectus titled “Fees and expenses of the fund”:

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.50[1,2]	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	0.95	None	None	None	None
Small account fee[5]	$15	$15	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class I	Class IS
Management fees	0.69	0.69	0.69	0.69	0.69	0.69
Distribution and/or service (12b-1) fees	0.25	0.95	0.25	0.50	None	None
Other expenses	0.08[6]	0.11	0.21[6,7]	0.20[6,7]	0.10[6]	0.04
Acquired fund fees and expenses	0.01	0.01	0.01	0.01	0.01	0.01
Total annual fund operating expenses[8]	1.03	1.76	1.16	1.40	0.80	0.74
Fees waived and/or expenses reimbursed[9]	(0.01)	(0.01)	(0.01)	—	—	(0.03)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[10]	1.02[6]	1.75	1.15[6]	1.40[6]	0.80[6]	0.71

[1]

The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors, LLC (“Franklin Distributors”) is the broker-dealer of record (“Distributor Accounts”).

[2]

Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class — Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.

[4]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]

If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]

During the fiscal year ended October 31, 2023, the fund incurred extraordinary expenses consisting of non-recurring professional fees charged on a contingency fee basis associated with the collection of European Union tax reclaims. Had such expenses been included, Other expenses would be 0.09%, 0.22%, 0.21%, and 0.11% for Class A, Class FI, Class R and Class I, respectively and Total annual fund operating expenses after waiving fees and/or reimbursing expenses would be 1.03%, 1.16%, 1.40% and 0.80% for Class A, Class FI, Class R and Class I, respectively.

[7]

Other expenses for Class FI shares and Class R shares have been restated to exclude fees recaptured pursuant to the fund’s expense limitation arrangements. For the fiscal year ended October 31, 2023, amounts recaptured totaled 0.02% for Class FI shares and 0.02% for Class R shares.

[8]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

[9]

Effective April 1, 2024, the manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.01% for Class A shares, 1.74% for Class C shares, 1.14% for Class FI shares, 1.39% for Class R shares, 0.79% for Class I shares and 0.70% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent. FTFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which FTFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition, FTFA has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

[10]

Total annual fund operating expenses (after waiving fees and/or reimbursing expenses, as applicable) are higher than the expense cap amounts for each class as a result of acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•

Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	648	858	1,086	1,739
Class C (with redemption at end of period)	273	554	954	1,882
Class C (without redemption at end of period)	178	554	954	1,882
Class FI (with or without redemption at end of period)	117	367	636	1,407
Class R (with or without redemption at end of period)	143	444	766	1,680
Class I (with or without redemption at end of period)	82	256	444	990
Class IS (with or without redemption at end of period)	72	234	409	916

II.

The following text replaces any information to the contrary in the section of the Fund’s Summary Prospectus and Prospectus titled “Management” and the section of the Fund’s Prospectus titled “More on fund management”:

Effective April 1, 2024, Franklin Templeton Fund Adviser, LLC (“FTFA” or the “manager”) is the fund’s investment manager. FTFA, with offices at 280 Park Avenue, New York, New York 10017, also serves as the investment manager of other Franklin Templeton sponsored funds. FTFA provides administrative and certain oversight services to the fund. Prior to April 1, 2024, FTFA provided administrative services through its role as sub-administrator to the fund.

Effective April 1, 2024, ClearBridge Investments, LLC (“ClearBridge” or the “subadviser”) is a subadviser to the fund and provides the day-to-day portfolio management of the fund, except for any portion of the fund’s cash and short-term instruments that is allocated to Western Asset Management Company, LLC (“Western Asset”). Prior to April 1, 2024, ClearBridge provided investment advice through its role as manager to the fund.

As of April 1, 2024, there have been no changes to the portfolio management team responsible for the day-to-day management of the fund as provided in the Prospectus.

III.	The following text is added as a new section of the Fund’s Prospectus immediately preceding the section titled “More on fund management — Portfolio managers”:

Manager of managers structure

The manager has received an exemptive order from the Securities and Exchange Commission that allows the fund to operate in a “manager of managers” structure whereby the manager can appoint and replace both affiliated and unaffiliated subadvisers, and enter into, amend and terminate subadvisory agreements with such subadvisers, each subject to board approval but without obtaining prior shareholder approval (Manager of Managers Structure). The fund will, however, inform shareholders of the hiring of any new subadviser within 90 days after the hiring. The manager has the ultimate responsibility, subject to oversight by the fund’s board of trustees, to oversee subadvisers and recommend their hiring, termination and replacement. The fund does not currently intend to operate in a Manager of Managers Structure, and will provide advance notice to shareholders in the event of any change in that regard.

IV.	The following text replaces any information to the contrary in the section of the Fund’s Prospectus titled “More on fund management — Management Fee”:

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.70% of the first $1 billion of average net assets, 0.68% of the next $1 billion of average net assets, 0.65% of the next $500 million of average net assets, 0.60% of the next $1 billion of average net assets and 0.50% of average net assets over $3.5 billion.

V.	The following text replaces any information to the contrary in the section of the Fund’s Prospectus titled “More on fund management — Expense limitation”:

Effective April 1, 2024, the manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed 1.01% for Class A shares, 1.74% for Class C shares, 1.14% for Class FI shares, 1.39% for Class R shares, 0.79% for Class I shares and 0.70% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2026 without the Board of Trustees’ consent. FTFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which FTFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. In addition,

FTFA has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed above.

VI.

Other than as set forth above, all references in the Fund’s Summary Prospectus and Prospectus to the term “manager” are deleted and replaced with the term “ClearBridge” and all references to the term “sub-administrator” are deleted and replaced with the term “FTFA.”

Please retain this supplement for future reference.

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